Common Shares	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Common Shares
As of December 31, 2018 the Company had:

•	Approximately 71.2 million common shares outstanding, the $0.01 par value of which is recorded as common stock of $0.8 million.

•	Paid-in capital of $1.7 billion which substantially represents the excess net proceeds from common stock issuances over the par value as well as the amount of cumulative restricted stock amortization.

•	Treasury stock of $56.7 million representing the cost at which the Company repurchased approximately 8.6 million shares
Share Repurchase Program
In October 2018, the Company’s Board of Directors authorized a new share repurchase program to purchase up to an aggregate of $50.0 million of its common shares (the “New Share Repurchase Program”). This New Share Repurchase Program replaced the Company’s Share Repurchase Program that was previously authorized in September 2017 and that was terminated in conjunction with the New Share Repurchase Program. The specific timing and amounts of the repurchases were in the sole discretion of management and subject to variation based on market conditions and other factors. The Company was not obligated under the terms of the program to repurchase any of its common shares. The authorization had no expiration date. As of December 31, 2018, $24.8 million remained available under the program. The New Share Repurchase Program was terminated on January 25, 2019; please see Note 18 “Subsequent Events”.

Dividend
During 2018, the Company’s Board of Directors declared and we paid quarterly cash dividends totaling $0.08 per share, or $6.0 million.

Other
In June 2018, upon receiving shareholder approval, the Company further amended its Amended and Restated Articles of Incorporation to increase the Company’s total number of authorized shares to 262,500,000, consisting of 212,500,000 common shares and 50,000,000 preferred shares.
In connection with an agreement to purchase three Ultramax vessels, on November 5, 2017, the Company issued warrants to purchase approximately 1.6 million common shares at an exercise price of $8.10 per share to an unaffiliated third party as part of the total consideration paid. The warrants were exercised in the first quarter of 2018.
In connection with an agreement to purchase one Ultramax vessel, on December 4, 2017, the Company issued approximately 0.9 million common shares to an unaffiliated third party. The shares were issued to the seller of the vessel upon delivery of such vessel on December 29, 2017.
During 2017, the Company issued a total of 12,946 shares, with a fair value of $0.1 million to SSH pursuant to the Administrative Services Agreement relating to our Newbuilding Program.
In June 2016, upon receiving shareholder approval, the Company further amended its Amended and Restated Articles of Incorporation to increase the Company’s total number of authorized shares to 162,500,000, consisting of 112,500,000 common shares and 50,000,000 preferred shares.
During 2016, the Company issued a total of 51,679 shares, with a fair value of $0.2 million, to SSH pursuant to the Administrative Services Agreement in connection with the deliveries of newbuilding vessels.
During 2016, the Company issued an aggregate of 44.0 million shares of common stock, par value $0.01 per share, at $3.00 per share in two separate underwritten public offerings. SSH and certain of the Company's directors purchased an aggregate of $10.3 million common shares at the public offering prices. The Company received approximately $128.1 million of net proceeds from the issuance.